Exhibit 10.1

7015 Albert Einstein Drive Columbia, Maryland 21046 Phone: 443.545.1800 Fax: 443.545.1701 www.Osiris.com

October 5, 2007

Friedli Corporate Finance, Inc.

Freigutstrasse 5

8002 Zurich

Switzerland

Facsimile No.: +41 (1) 283 29 01

This letter of agreement (the “Agreement”) sets forth the understanding and agreement by and between Friedli Corporate Finance, Inc., a Belize corporation (“FCF”), and Osiris Therapeutics, Inc., a Delaware corporation (“Osiris”), with regard to the commitment on the part of FCF to purchase or to cause others to purchase (FCF or such other purchasers, individually, a “Purchaser” and collectively, the “Purchasers”), from time to time, up to $30,000,000 in the aggregate (the “Commitment”) of shares of common stock, par value $0.001 per share, of Osiris (“Common Stock”), or promissory notes of Osiris (“Notes”).  To that end, and with the intention on the part of each party hereto that the other rely on undertakings, agreements and commitments of the other hereunder, FCF and Osiris do agree as follows:

1.             Osiris shall have the right hereunder from time to time to deliver written notice to FCF setting forth the portion of the Commitment that Osiris requests (such notice herein referred to as an “Advance Notice” and the portion of the Commitment requested thereunder an “Advance”).  Any Advance Notice shall be given pursuant to the terms hereof within one year from and after the date hereof (the “Commitment Period”).  In no event shall the aggregate amount of all Advances actually made hereunder exceed the Commitment.  FCF shall thereupon fulfill the Commitment to the extent of the Advance Notice and purchase, or cause other Purchasers to purchase, Common Stock or Notes corresponding thereto, subject to and otherwise in accordance with the terms and conditions of this Agreement.

2.             An Advance Notice shall be deemed delivered on (i) the date it is received by facsimile or otherwise by FCF if such notice is received prior to 12:00 noon prevailing Eastern Time on any day during which the NASDAQ Global Market shall be open for business (a “Trading Day”), or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon prevailing Eastern Time on a Trading Day or any time on any day which is not a Trading Day.  No Advance Notice may be deemed delivered on a day that is not a Trading Day.  Within thirty (30) calendar days after the receipt by FCF of an Advance Notice (or by 12:00 noon prevailing Eastern Time on the immediately following Trading Day if such date is not otherwise a Trading Day), FCF shall advise Osiris in a writing as to how much of the Advance will be satisfied through the purchase by the Purchasers of Notes, with the understanding and agreement that the remaining portion of the Advance shall be satisfied through the purchase by the Purchasers of Common Stock (such Notice being herein referred to as the “Allocation Notice”).  Anything herein to the contrary notwithstanding, Osiris shall not have the right to request an Advance if the issuance by Osiris of the full number of shares of

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October 5, 2007

Common Stock issuable in connection with such Advance would, together with all shares of Common Stock previously issued under this Agreement, likely exceed 2,893,750 shares (which is no more than 9.99% of the total outstanding shares of Common Stock of Osiris as of the date of this Agreement).

3.             The per share purchase price for each share of Common Stock to be purchased by Purchasers hereunder shall be equal to the average of the closing Bid price of the Common Stock on the NASDAQ Global Market over the ten (10) Trading Days immediately preceding the Closing Date corresponding to a particular Advance Notice, as reasonably determined by Osiris; provided, however, that the purchase price applicable to shares of Common Stock acquired by Peter Friedli, individually, or any of his affiliates (including FCF), shall in any event be equal to an amount not less than the greater of: (i) the most recent Consolidated Closing Bid Price (as defined by applicable NASDAQ Rules) as of 4:00 p.m. prevailing Eastern Time prior to the time at which a binding agreement is established in respect of the purchase of the shares of Common Stock hereunder in response to a particular Advance Notice, as reasonably determined by Osiris (the “NASDAQ Determination Date”); and (ii) the book value per share of Osiris’s Common Stock as of the NASDAQ Determination Date.  The parties hereto acknowledge that the date hereof may be the date on which, for NASDAQ purposes, a binding agreement is deemed to have been established under the NASDAQ Rules, and if such is determined to be the case, then the  NASDAQ Determination Date shall be the date of the most recent Consolidated Closing Bid Price, prior to the date and time hereof.  Notes shall be purchased at par, that is, the purchase price for each Note shall be equal to the principal amount reflected on the face of each such Note.  In no event shall there be more than thirty-five (35) different persons or entities constituting Purchasers hereunder without the prior written consent of Osiris, such consent not to be unreasonably withheld.

4.             The purchase and sale of the Common Stock and Notes as contemplated by the Advance Notice and the Allocation Notice shall be consummated at a closing which shall occur on the Trading Day after the Allocation Notice is given (the “Closing Date”).  At the closing, which shall occur at a location designated by Osiris, Osiris shall deliver to FCF (or provide for the delivery of) shares of Common Stock, representing that portion of the Advance to be applied to the purchase of Common Stock, and Notes representing that portion of the Advance to be applied to the purchase of Notes, as contemplated hereby and corresponding to the Allocation Notice and corresponding Subscription Agreements (as defined below).  In addition, at or prior to the Closing Date, each Purchaser shall execute and deliver to Osiris, and FCF shall cause each Purchaser to execute and deliver to Osiris, a Subscription Agreement in substantially the form attached hereto as Exhibit A in the case of the Purchasers purchasing Common Stock, or Exhibit B in the case of the Purchasers purchasing Notes (each, a “Subscription Agreement”), upon which Osiris will rely in the issuance to the corresponding Purchaser of Common Stock and/or Notes hereunder.  In addition, on or prior to the corresponding Closing Date, each of Osiris and FCF shall deliver, or in the case of FCF shall cause the Purchasers to deliver, to the other all documents, instruments and writings required or otherwise reasonably contemplated to be delivered by either of them pursuant to this Agreement in order to implement and affect the transactions contemplated hereby.  Payment of the Advance pursuant hereto shall be by wire transfer to the account designated by Osiris in the Advance Notice.  Physical delivery of certificates evidencing the Common Stock or the Notes shall occur within ten (10) calendar days

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after the Closing Date.  Certificates and Notes shall be issued in such amounts and in the names of the Purchasers, corresponding to the respective Subscription Agreements, and shall bear a restrictive legend and otherwise correspond to the terms and provisions set forth in the Subscription Agreement therefor.

5.             FCF acknowledges that, pursuant to each Subscription Agreement, each investor will be required to make certain representations and warranties to Osiris, and FCF further acknowledges that the securities to be purchased pursuant hereto shall be purchased by each Purchaser for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part thereof.

6.             FCF agrees and understands that the placement of the Common Stock and Notes as contemplated hereby, to the Purchasers shall be undertaken outside of the United States to non-U.S. Persons in compliance with both Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “Act”), and the requirements of Regulation D under the Act.  To that end, FCF does hereby represent, warrant, covenant and agree in connection with the transactions contemplated hereby, as to the matters set forth on Exhibit C attached hereto and incorporated herein by this reference.  Correspondingly, Osiris hereby represents, warrants, covenants and agrees as to the matters set forth on Exhibit D attached hereto and incorporated herein by this reference.

7.             Any Notes to be acquired pursuant hereto shall represent the unsecured obligation of Osiris, shall bear interest, on the principal balance outstanding thereunder from time to time, at the floating and fluctuating per annum rate of interest equal at all times to the sum of the LIBOR Index (as defined in the form of Note attached hereto as Exhibit B) plus four percent (4%) per annum, adjusted monthly, with semi-annual payments of accrued interest only.  The principal balance of the Notes shall be due and payable in full on the third year anniversary of the date thereof.  The Notes shall be in substantially the form attached hereto as Exhibit E and incorporated herein by this reference.

8.             There shall be no binding obligation on the part of Osiris hereunder or under any Subscription Agreement unless and until FCF shall have executed and delivered, or caused to be executed and delivered, to Osiris or its designee at Closing in accordance with the terms hereof a corresponding Subscription Agreement in all material respects in the form of Subscription Agreement attached hereto.  In no event, however, will Osiris have any obligation hereunder to accept a Subscription Agreement if to do so would cause Osiris to violate or breach, or result in the violation or breach by Osiris of, any statute, rule, regulation, executive order, decree, ruling or injunction, binding upon or otherwise applicable to Osiris, including without limitation any rule or regulation of the NASDAQ Global Market or any market or exchange upon which the Common Stock or any other securities of Osiris are then being traded, or if such acceptance would otherwise result in a  violation or breach by Osiris of any contract or agreement to which it is a party or bound, or have a material adverse effect upon Osiris or its business, in each case as reasonably determined by Osiris.

9.             The right of Osiris to deliver an Advance Notice and the obligation of FCF hereunder to acquire, or to cause the Purchasers to acquire, Common Stock or Notes hereunder is

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subject to the fulfillment by Osiris on the date of delivery of such Advance Notice, and on the applicable Closing Date, of each of the following conditions:

(i)            Osiris shall perform, satisfy and comply in all material aspects with all covenants, agreements and conditions required of it by this Agreement.

(ii)           No statute, rule, regulation, executive order, decree, ruling or injunction shall be enacted, entered, promulgated or endorsed by any court of governmental authority of competent jurisdiction that prohibits or directly or adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall be commenced that may have the affect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

(iii)          The trading of the Common Stock shall not have been suspended by the SEC or the NASDAQ Global Market.  The issuance of the shares of Common Stock at the applicable closing, if any, shall not violate the shareholder approval requirements of the NASDAQ Global Market or such other market upon which the Common Stock is then traded; and Osiris shall not have received any notice threatening the continued listing of the Common Stock on the NASDAQ Global Market, which shall not have been withdrawn.

10.           This Agreement shall be governed and interpreted in accordance with the laws of the State of Delaware, without regard to principals of conflicts of laws.  Neither this Agreement nor the rights of Osiris hereunder may be assigned to any other person.  Osiris may terminate this Agreement upon fifteen (15) days’ written notice to FCF.  Any notices, consents, waivers or other communications required to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally, (ii) upon receipt when sent by facsimile, or (iii) two days after deposit with an internationally recognized carrier service (e.g. DHL), in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications are all as set forth hereinabove.

11.           If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available on such party’s demand prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

12.           Each of the parties hereto represents and has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party.  Osiris on the one hand, and FCF, on the other hand agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.  Osiris agrees to reimburse FCF for any fees or expenses reasonably incurred by FCF and directly related to its performance hereunder.

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13.           The parties expressly acknowledge and agree that this Agreement does not afford or provide to FCF or any other person or entity any exclusive right in respect of financings to be undertaken by Osiris, during the Commitment Period or otherwise.  Without limiting the generality of the foregoing, Osiris expressly reserves the right to seek and obtain financing from or through the efforts of others from time to time, notwithstanding the execution, delivery or continued existence of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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Friedli Corporate Finance, Inc.

October 5, 2007

Provided that the foregoing terms are agreeable and acceptable to Osiris, please execute the enclosed copy of this letter and return it to the undersigned, whereupon this letter shall constitute the binding and enforceable agreement as amongst the parties hereto.

Very truly yours,

OSIRIS THERAPEUTICS, INC.

By:	/s/ C. RANDAL MILLS
Name: C. Randal Mills, Ph.D
Title: President

AGREED AND ACCEPTED

as of this 5th day of October, 2007

FRIEDLI CORPORATE FINANCE, INC.

By:	/s/ PETER FRIEDLI
Peter Friedli
President

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EXHIBIT A

SUBSCRIPTION AGREEMENT - COMMON STOCK

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OSIRIS THERAPEUTICS, INC.

COMMON STOCK

SUBSCRIPTION DOCUMENTS

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SUBSCRIPTION INSTRUCTIONS

To subscribe for shares of Osiris Therapeutics, Inc., a prospective investor must complete the Subscription Documents.  Specifically, a prospective investor must:

1.                                       Read the Subscription Agreement in its entirety and confirm that all of the representations and warranties of the Subscriber are true, complete and correct.

2.                                       Complete, sign and date the Subscriber Signature Page to the Subscription Agreement on page 11 of the Subscription Agreement.

3.                                       Complete the Subscriber Information requested on page 13 of the Subscription Agreement.

4.                                       Fax all of the fully executed Subscription Documents to:

Osiris Therapeutics, Inc.
Attention:  Chief Financial Officer

Fax:         011-443-545-1710

5.                                       Overnight Courier all of the fully executed Subscription Documents to:

Osiris Therapeutics, Inc.
7015 Albert Einstein Drive

Columbia, MD  USA  21046

Attention:  Chief Financial Officer

If you have any questions concerning the completion of the Subscription Documents, please contact (011-443-545-1819).

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THE SHARES OF COMMON STOCK TO BE ACQUIRED BY THE SUBSCRIBER PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT (“REGULATION S”)), IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER THE SECURITIES ACT, AND THE SUBSCRIBER HAS, IF REQUIRED BY THE COMPANY, DELIVERED AN OPINION OF COUNSEL TO THAT EFFECT.  BY ENTERING INTO THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER REPRESENTS, AMONG OTHER THINGS, THAT IT IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a) OF THE SECURITIES ACT) AND IS NOT A U.S. PERSON, AND IS ACQUIRING THE COMMON STOCK PURSUANT HERETO OUTSIDE THE U.S. AND IN ACCORDANCE WITH REGULATION S, AND WILL NOT ENGAGE IN ANY HEDGING TRANSACTIONS WITH RESPECT TO THE COMMON STOCK OF THE COMPANY PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

OSIRIS THERAPEUTICS, INC.

SUBSCRIPTION AGREEMENT

Name of Subscriber:

Address of Subscriber:

Number of
Shares of Common Stock:

Purchase Price:                     US$

TO:         Osiris Therapeutics, Inc., a Delaware corporation (the “Company”).

The Subscriber hereby subscribes for and agrees to purchase the number of shares (the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”) specified above in accordance with and subject to the terms, provisions and conditions set forth herein.  The Subscriber agrees to pay to the Company $              per Share for a total purchase price (the “Purchase Price”) equal to the amount set forth above.

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The Subscriber understands that this Subscription Agreement may be rejected in whole or in part prior to acceptance at any time for any reason whatsoever by the Company.  The Subscriber further understands that in the event this Subscription Agreement is rejected by the Company, the subscription of the Subscriber herein shall become null and void insofar as rejected.  Upon such rejection, the Subscriber shall have no further obligations to the Company.

A.            Payment.  In connection with this Subscription Agreement and subject to acceptance by the Company, the Subscriber hereby agrees with the Company as follows:

(1)           The sale of the Shares offered or subscribed for pursuant to this private placement will occur at a Closing to be held at a date and time determined by the Company, which date will not be later than the second business day immediately following the acceptance by the Company of this Subscription Agreement (the “Closing Date”).  On the Closing Date, the Subscriber will pay to the Company the Purchase Price in immediately available funds, by wire transfer as directed by the Company.  Upon the Subscriber’s payment in full of the Purchase Price as contemplated by this Part A(1), the Company shall issue to the Subscriber that number of whole shares of Common Stock subscribed for by Subscriber pursuant hereto.  The shares of Common Stock issued to the Subscriber in consideration for such payment shall be validly issued and outstanding, and fully paid and non-assessable.

B.            Acknowledgments and Covenants.

(1)           The Subscriber hereby agrees to pay all costs and expenses incurred by or on behalf of the Company, including reasonable attorneys’ fees and disbursements, in connection with enforcing the Subscriber’s obligations under this Subscription Agreement in the event of any default in respect of its obligations hereunder.

(2)           Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company must withhold tax with respect to certain transfers of property if a stockholder of the Company is a foreign person.  To inform the Company whether withholding is required with respect to the Subscriber’s interest in the Company, the Subscriber shall complete a Form W-9 or applicable Form W-8.

(3)           The Subscriber acknowledges and agrees that the Shares will be issued subject to the terms of this Subscription Agreement and that any certificates evidencing the Shares will bear appropriate legends to that effect, including a legend in substantially the form set forth above  and as otherwise provided pursuant hereto.

C.            Representations and Warranties.

Subscriber Representations and Warranties.

The Subscriber warrants, represents and agrees with the Company as follows:

(1)           Upon acceptance by the Company, this Subscription Agreement is irrevocable and shall constitute a binding commitment of the Subscriber.

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(2)           The principal address of Subscriber is outside of the United States, and Subscriber is not a U.S. Person as such term is defined and used in Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(3)           At the time the “buy” order was originated in respect of Subscriber’s acquisition of the Shares pursuant to this Subscription Agreement, Subscriber was outside of the U.S., and Subscriber is outside the U.S. as of the date of the execution and delivery of this Subscription Agreement by Subscriber.  No offer to acquire the Shares pursuant to this Subscription Agreement or otherwise to acquire Common Stock was made to Subscriber or its representatives inside the U.S..

(4)           Subscriber is acquiring the Shares for his/her/its own account, not on behalf or for the account of any U.S. Person, and the purchase of the Shares has not been pre-arranged with a purchaser in the U.S.

(5)           The Subscriber will make all resales of the Shares only outside of the United States in compliance with Regulation S, or pursuant to a registration statement under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.  Specifically, Subscriber will not resell the Shares to any U.S. Person or within the United States prior to the expiration of one year (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

(6)           Subscriber will not engage in any hedging transactions with respect to the Common Stock or the Shares at any time prior to the expiration of the Distribution Compliance Period, except in compliance with the Securities Act.

(7)           The Company is and will be relying on the truth and accuracy of Subscriber’s representations, warranties, agreements, acknowledgements and understandings as set forth herein, in order to determine the applicability of such exemptions and the suitability of Subscriber and his/her/its acquisition of the Shares.

(8)           Subscriber has been furnished with, or has acquired, copies of all of the documents filed by the Company with the United States Securities and Exchange Commission during the twelve (12) months prior to the date hereof, as well as all other documents made available by the Company for public dissemination during the same period, including, but not limited to, press releases, and Subscriber has been provided all necessary and appropriate information about the Company to make an informed investment decision with respect to the acquisition of this Shares.  WITHOUT LIMITING THE FOREGOING, THE SUBSCRIBER ACKNOWLEDGES THAT AN INVESTMENT IN THE COMPANY INVOLVES SUBSTANTIAL RISK AND THE SUBSCRIBER MAY LOSE ITS ENTIRE INVESTMENT.

(9)           Subscriber has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of Subscriber’s investment in the Company; Subscriber has been provided the opportunity to make all

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necessary and appropriate inquiries of the Company regarding the Company’s business and associated risks, and the Company has complied with all such requests; and Subscriber is able financially to bear the risk of losing Subscriber’s full investment in the Shares.

(10)         The Shares are being acquired in a transaction not involving a public offering within the United States within the meaning of the Securities Act, and Subscriber understands that the Shares have not been and may not be, registered under the Securities Act or registered or qualified under any the securities laws of any state or other jurisdiction, are and will be “restricted securities” and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available.  Prior to any proposed transfer of the Shares, Subscriber shall, among other things, give written notice to the Company of Subscriber’s intention to effect such transfer, identifying the transferee and describing the manner of the proposed transfer and, if requested by the Company, accompanied by (i) investment representations by the transferee similar to those made by Subscriber in this Section 10 and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws.  Each certificate for the Shares shall bear a legend similar to that set forth on the first page of this Subscription Agreement (insofar as applicable) and otherwise referring to reiterating the restrictions on transfer and other terms hereof applicable to the Shares upon issuance, and containing such other information and imposing such other restrictions as shall be reasonably required by the Company.

(11)         Subscriber understands that no U.S. federal or state government or agency has passed on or made any recommendation or endorsement of offering for sale or the sale of the Shares.

(12)         Subscriber acknowledges that there is no restriction imposed hereby upon the Company in respect of the incurring by the Company of additional debt or the issuance by the Company of additional debt or equity securities, or otherwise.

(13)         The Shares will be purchased for the account of the Subscriber for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein.  The Subscriber has not been organized for the specific purpose of acquiring the Shares.  The Subscriber acknowledges that the Shares have not been registered under the Securities Act, or the securities or real estate syndication laws of any state or other jurisdiction and cannot be disposed of unless subsequently registered under the Securities Act and any applicable laws of states or other jurisdictions or an exemption from such registration is available.

(14)         The Subscriber is an “accredited investor” as defined in Rule 501(a) of Securities and Exchange Commission Regulation D, that is (i) if a natural person, Subscriber has an individual net worth, or joint net worth with the Subscriber’s spouse, at the time of the Subscriber’s purchase in excess of  $1,000,000; (ii) if a corporation,

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business trust or a partnership, Subscriber was not formed for the specific purpose of acquiring the Shares, and has total assets in excess of $5,000,000.

(15)         The Subscriber acknowledges that at no time was the Subscriber presented with, or solicited by, any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising or general solicitation with respect to the Company.

(16)         If the Subscriber is an entity, the Subscriber is duly organized or, if a trust, duly established pursuant to a valid trust instrument, validly existing and in good standing under the laws of the jurisdiction wherein it is organized and has the power and authority to carry on the activities in which it is engaged and to purchase the Shares.  This Subscription Agreement and any other documents executed and delivered by the Subscriber in connection therewith or herewith have been duly authorized, executed and delivered by the Subscriber, and are the legal, valid and binding obligations of the Subscriber enforceable in accordance with their respective terms.

(17)         The execution and delivery of this Subscription Agreement and any other documents executed and delivered by the Subscriber in connection herewith do not, and the performance and consummation of the terms and transactions set forth or contemplated therein or herein will not, contravene or result in a default under any provision of existing law or regulations to which the Subscriber is subject, the provisions of the trust instrument, charter, bylaws or other governing documents of the Subscriber (if the Subscriber is an entity) or any indenture, mortgage or other agreement or instrument to which the Subscriber is a party or by which it is bound and does not require on the part of the Subscriber any approval, authorization, license, or filing from or with any foreign, federal, state or municipal board or agency which has not been obtained.

(18)         The Subscriber represents and warrants that the amounts paid or to be paid by it to the Company in respect of this Subscription Agreement were not and are not directly, or to the Subscriber’s knowledge indirectly, derived from activities that contravene federal, state or foreign laws and regulations, including anti-money laundering and terrorist financing laws and regulations.  Federal regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities, and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac.

(19)         The Subscriber represents and warrants to, and agrees and covenants with, the Company, as of the date hereof and as of the date of issuance of the Shares to the Subscriber, that, to the best of its knowledge, none of (i) the Subscriber, (ii) any person controlling or controlled by the Subscriber, (iii) if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber, and (iv) any person for which the Subscriber is acting as agent or nominee in connection with this Subscription Agreement, is a country, territory, individual or entity named on the OFAC lists, nor is

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any such person or entity prohibited from investing in the Company under any OFAC administered sanctions or embargo programs.

(20)         The Subscriber agrees promptly to notify the Company should the Subscriber become aware of any change in the information set forth in Part (18) or Part (19) above.  The Subscriber acknowledges and agrees that, if required by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional investments from the Subscriber and/or segregating assets of the Subscriber in compliance with government regulations and, if required by law, the Company may also be required to report such action and to disclose the Subscriber’s identity to OFAC.  The Subscriber also understands and agrees that the Company may release confidential information about the Subscriber and, if applicable, any underlying beneficial owners of the Subscriber, to law enforcement agencies to the extent necessary to ensure compliance with all applicable laws, rules and regulations.

(21)         The Company reserves the right to request such information as is necessary to verify the identity of the Subscriber, any related party, any individual or entity having a beneficial interest in, or signatory or other similar authority over, the Subscriber and any transferee of the Shares, and may seek to verify such identity and the source of funds for the Purchase Price.

(22)         If the Subscriber is acting as nominee or custodian for another person, entity or organization in connection with the acquisition of the Shares, the undersigned has so indicated on the “Subscriber Information” page attached hereto.  The representations and warranties contained in this Part C regarding the Subscriber are true and accurate with regard to both the Subscriber and the person, entity or other organization for which the undersigned is acting as nominee or custodian.  The person, entity or organization for which the undersigned is acting as nominee or custodian will not transfer or otherwise dispose of or distribute any part of its economic or beneficial interest in (or any other rights with respect to) the Shares without complying with all of the applicable provisions of this Subscription Agreement and applicable law, as if such person, entity or organization were a holder of the Shares.  If the undersigned is acting as nominee or custodian for another person, entity or organization, the undersigned agrees to provide such other information as the Company may reasonably request regarding the undersigned and the person, entity or organization for which the undersigned is acting as nominee or custodian in order to determine the eligibility of the Subscriber to purchase the Shares.

Company Representations and Warranties.

By accepting the Subscriber’s subscription, the Company warrants, represents and agrees with the Subscriber as follows:

(a)           The Company is duly organized, validly existing and in good standing as a corporation under the Delaware General Corporation Law, with all requisite corporate power and authority to conduct its business as currently conducted and to issue and sell the Shares in accordance with the terms of this Subscription Agreement.  This

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Subscription Agreement (when accepted) will have been duly authorized, executed and delivered by the Company.

(b)           This Subscription Agreement is a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or in injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

D.            Assignment, Survival, Effectiveness and Further Information.

(1)           This Subscription Agreement is not assignable by either the Subscriber or the Company without the prior written approval of the other party in its sole and absolute discretion.  This Subscription Agreement shall be binding upon the successors and any permitted assigns of the Subscriber and, when accepted by the Company, shall be binding upon the successors and any permitted assigns of the Company.

(2)           All of the agreements, covenants, representations and warranties made by the Subscriber in this Subscription Agreement shall survive the execution and delivery hereof.  The Subscriber shall use reasonable efforts to notify the Company and to do so promptly upon discovering that any of the representations or warranties made herein were false when made or has, as a result of changes in circumstances, become false.  Every provision of this Subscription Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

(3)           The agreements of the Subscriber set forth herein shall become effective and binding upon the Subscriber, without right of revocation, upon the Company’s acceptance of this Subscription Agreement.

E.             Miscellaneous.  Unless otherwise indicated, the address on the first page of this document is the legal residence of the Subscriber, and all offers and communications in connection with the offering of the shares of Common Stock subscribed to herein have been conducted at such address.  The Subscriber, if a foreign entity, represents that it has complied with all of the laws, if any, of its country of residence and incorporation applicable to the acquisition of the Shares subscribed to herein.

F.             Remedies.  The Subscriber understands the meaning and legal consequences of its covenants, representations and warranties contained herein, and hereby agrees that the Company may recover from the Subscriber, and the Subscriber shall hold the Company harmless from, any and all loss, damage or liability due to or arising out of any breach of any such covenant, representation or warranty.

G.            Communication.  Any notice, demand, request or other communication which may be required or contemplated herein (including delivery of this Subscription Agreement by and between the parties hereto) shall be sufficiently given or delivered if (i) given either by

10

facsimile transmission (with confirmation of receipt), by reputable overnight delivery service, postage prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as any party hereto may specify as provided herein, or (ii) delivered personally at such address.

H.            Applicable Law.  This Subscription Agreement and all legal relations, claims or obligations arising out of this transaction shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law provisions.

I.              Confirmation of Representations; Additional Information.  Upon request of the Company, the Subscriber shall confirm the accuracy of the representations in this Subscription Agreement to the Company as of the Closing Date and will use reasonable efforts to notify the Company and to do so promptly if the Subscriber becomes aware that such representations are, at any time, inaccurate in any respect.  In addition, the Subscriber hereby agrees to respond reasonably to requests to supply any additional written information concerning the representations in this Subscription Agreement that the Company may reasonably request.

J.             Indemnification.  The Subscriber shall indemnify and hold harmless the Company and its agents and affiliates (collectively, the “Indemnified Persons”) from and against any losses, claims, damages, liabilities, costs or expenses to which any of them may become subject arising out of or based upon any false representation or warranty, or any breach of or failure to comply with any covenant or agreement, made by the Subscriber in this Subscription Agreement or in any other document furnished to the Company in connection with the Subscriber’s investment in the Company.  The Subscriber will reimburse each Indemnified Person for his, her or its reasonable legal and other expenses (including the cost of any investigation and preparation) as they are incurred in connection with any action, proceeding or investigation arising out of or based upon the foregoing.  The indemnity and reimbursement obligations of the Subscriber under this Part K shall be in addition to any liability which the Subscriber may otherwise have.

K.            General.  This Subscription Agreement may be executed in counterparts with the same effect as if the parties executing the counterparts had all executed one counterpart.  This Subscription Agreement and the documents specifically referred to herein constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.  Neither this Subscription Agreement nor any provision hereof may be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom such waiver, modification, discharge or termination is sought to be enforced.  Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Subscription Agreement which are valid.

*                              *                              *                              *                              *

11

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement to OSIRIS THERAPEUTICS, INC., Inc. this             day of            , 200   .

Name of Subscriber:

By:
Hereunto duly authorized

Print Name:
Title:

Purchase Price:	US$

[SUBSCRIBER SIGNATURE PAGE]

12

ACCEPTANCE

Name of Subscriber:

Purchase Price:        US$

The foregoing Subscription Agreement is hereby accepted upon the terms and conditions set forth herein.

OSIRIS THERAPEUTICS, INC.

By:
Name:
Title:

Dated: , 200

13

SUBSCRIBER INFORMATION

Name of Subscriber:

Type of Entity:

Subscriber’s jurisdiction of organization:
(Country and, if applicable, State)

Subscriber’s principal place of business or principal residence:	(Country and, if applicable, State)

Mailing address for all written notices:

Telephone No.:

Social Security or Tax ID No.:

Shares of Common Stock:

Purchase Price:	US$

14

EXHIBIT B

SUBSCRIPTION AGREEMENT - NOTES

OSIRIS THERAPEUTICS, INC.

PROMISSORY NOTE

SUBSCRIPTION DOCUMENTS

SUBSCRIPTION INSTRUCTIONS

To subscribe for notes of Osiris Therapeutics, Inc., a prospective investor must complete the Subscription Documents.  Specifically, a prospective investor must:

1.             Read the Subscription Agreement in its entirety and confirm that all of the representations and warranties of the Subscriber are true, complete and correct.

2.             Complete, sign and date the Subscriber Signature Page to the Subscription Agreement on page 11 of the Subscription Agreement.

3.             Complete the Subscriber Information requested on page 13 of the Subscription Agreement.

4.             Fax all of the fully executed Subscription Documents to:

Osiris Therapeutics, Inc.

Attention:  Chief Financial Officer

Fax:  011-443-545-1710

5.             Overnight Courier all of the fully executed Subscription Documents to:

Osiris Therapeutics, Inc.

7015 Albert Einstein Drive

Columbia, MD  USA  21046

Attention:  Chief Financial Officer

If you have any questions concerning the completion of the Subscription Documents, please contact (011-443-545-1819).

THE NOTE TO BE ACQUIRED BY THE SUBSCRIBER PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT (“REGULATION S”)), IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER THE SECURITIES ACT, AND THE SUBSCRIBER HAS, IF REQUIRED BY THE COMPANY, DELIVERED AN OPINION OF COUNSEL TO THAT EFFECT.  BY ENTERING INTO THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER REPRESENTS, AMONG OTHER THINGS, THAT IT IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a) OF THE SECURITIES ACT) AND IS NOT A U.S. PERSON, AND IS ACQUIRING THE NOTE PURSUANT HERETO OUTSIDE THE U.S. AND IN ACCORDANCE WITH REGULATION S, AND WILL NOT ENGAGE IN ANY HEDGING TRANSACTIONS WITH RESPECT TO THE COMMON STOCK OR NOTES OF THE COMPANY PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

OSIRIS THERAPEUTICS, INC.

SUBSCRIPTION AGREEMENT

Name of Subscriber:

Address of Subscriber:

Number of
Shares of Common Stock:

Purchase Price:                     US$

TO:         Osiris Therapeutics, Inc., a Delaware corporation (the “Company”).

The Subscriber hereby agrees to loan and advance to Company, and to purchase from the Company at the Closing provided for hereinbelow, an unsecured promissory note of the Company (the “Note”) in the original principal sum of $           (the “Principal Amount”), in substantially the form of promissory note attached hereto as Exhibit A.

The Subscriber understands that this Subscription Agreement may be rejected in whole or in part prior to acceptance at any time for any reason whatsoever by the Company.  The Subscriber further understands that in the event this Subscription Agreement is rejected by the Company, the subscription of the Subscriber herein shall become null and void insofar as rejected.  Upon such rejection, the Subscriber shall have no further obligations to the Company.

A.            Payment.  In connection with this Subscription Agreement and subject to acceptance by the Company, the Subscriber hereby agrees with the Company as follows:

(1)           The issuance of the Note offered or subscribed for pursuant hereto will occur at a Closing to be held at a date and time determined by the Company, which date will not be later than the second business day immediately following the acceptance by the Company of this Subscription Agreement (the “Closing Date”), and which may, at the option of the Company, be concurrent with the acceptance hereof by the Company.  On the Closing Date, the Subscriber will pay to the Company the Principal Amount in immediately available funds, by wire transfer as directed by the Company.  Upon the Subscriber’s payment in full of the Principal Amount as contemplated by this Part A(1), the Company shall deliver to the Subscriber the Note, fully executed on behalf of the Company.

B.            Acknowledgments and Covenants.

(1)           The Subscriber hereby agrees to pay all costs and expenses incurred by or on behalf of the Company, including reasonable attorneys’ fees and disbursements, in connection with enforcing the Subscriber’s obligations under this Subscription Agreement in the event of any default in respect of its obligations hereunder.

(2)           Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company must withhold tax with respect to certain transfers of property involving a foreign person.  To inform the Company whether withholding is required, the Subscriber shall complete a Form W-9 or applicable Form W-8.

C.            Representations and Warranties.

Subscriber Representations and Warranties.

The Subscriber warrants, represents and agrees with the Company as follows:

(1)           Upon acceptance by the Company, this Subscription Agreement is irrevocable and shall constitute a binding commitment of the Subscriber.

(2)           The principal address of Subscriber is outside of the United States, and Subscriber is not a U.S. Person as such term is defined and used in Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(3)           At the time the “buy” order was originated in respect of Subscriber’s acquisition of the Note pursuant to this Subscription Agreement, Subscriber was outside of the U.S., and Subscriber is outside the U.S. as of the date of the execution and delivery of this Subscription Agreement by Subscriber.  No offer to acquire the Note pursuant to this Subscription Agreement or otherwise to acquire the Note was made to Subscriber or its representatives inside the U.S.

(4)           Subscriber is acquiring the Note for his/her/its own account, not on behalf or for the account of any U.S. Person, and the purchase of the Note has not been pre-arranged with a purchaser in the U.S.

(5)           The Subscriber will make all resales of the Note only outside of the U.S. in compliance with Regulation S, or pursuant to a registration statement under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.  Specifically, Subscriber will not resell the Note to any U.S. Person or within the United States prior to the expiration of one (1) year (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

(6)           Subscriber will not engage in any hedging transactions with respect to this Note or any similar note of the Company, or with respect to the Common Stock of the Company, at any time prior to the expiration of the Distribution Compliance Period, except in compliance with the Securities Act.

(7)           The Company is and will be relying on the truth and accuracy of Subscriber’s representations, warranties, agreements, acknowledgements and understandings as set forth herein, in order to determine the applicability of such exemptions and the suitability of Subscriber and his/her/its acquisition of the Note.

(8)           Subscriber has been furnished with, or has acquired, copies of all of the documents filed by the Company with the United States Securities and Exchange Commission during the twelve (12) months prior to the date hereof, as well as all other documents made available by the Company for public dissemination during the same period, including, but not limited to, press releases, and Subscriber has been provided all necessary and appropriate information about the Company to make an informed investment decision with respect to the acquisition of this Shares.  WITHOUT LIMITING THE FOREGOING, THE SUBSCRIBER ACKNOWLEDGES THAT THE ACQUISITION OF THE NOTE INVOLVES SUBSTANTIAL RISK AND THE SUBSCRIBER MAY LOSE ITS ENTIRE INVESTMENT.

(9)           Subscriber has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of Subscriber’s acquisition of the Note; Subscriber has been provided the opportunity to make all necessary and appropriate inquiries of the Company regarding the Company’s business and associated risks, and the Company has complied with all such requests; and Subscriber is able financially to bear the risk of losing Subscriber’s full investment in the Note.

(10)         The Note is being acquired in a transaction not involving a public offering within the United States within the meaning of the Securities Act, and Subscriber understands that the Note has not been and may not be, registered under the Securities Act or registered or qualified under any the securities laws of any state or other jurisdiction, is and will be “restricted securities” and cannot be resold or otherwise transferred unless registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available.  Prior to any proposed transfer of the Note, Subscriber shall, among other things, give written notice to the Company of Subscriber’s intention to effect such transfer, identifying the transferee and describing the manner of the proposed transfer and, if requested by the Company, accompanied by (i) investment representations by the transferee similar to those made by Subscriber in this Section 10 and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws.  The Note shall bear a legend similar to that set forth on the first page of this Subscription Agreement (insofar as applicable) and otherwise referring to reiterating the restrictions on transfer and other terms hereof applicable to the Note upon issuance, and containing such other information and imposing such other restrictions as shall be reasonably required by the Company.

(11)         Subscriber understands that no U.S. federal or state government or agency has passed on or made any recommendation or endorsement of the acquisition by Subscriber of the Note.

(12)         Subscriber acknowledges that there is no restriction imposed hereby upon the Company in respect of the incurring by the Company of additional debt or the issuance by the Company of additional debt or equity securities, or otherwise.

(13)         The Note will be purchased for the account of the Subscriber for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein.  The Subscriber has not been organized for the specific purpose of acquiring the Note.  The Subscriber acknowledges that the Note has not been registered under the Securities Act, or the securities or real estate syndication laws of any state or other jurisdiction and cannot be disposed of unless subsequently registered under the Securities Act and any applicable laws of states or other jurisdictions or an exemption from such registration is available.

(14)         The Subscriber is an “accredited investor” as defined in Rule 501(a) of Securities and Exchange Commission Regulation D, that is (i) if a natural person, Subscriber has an individual net worth, or joint net worth with the Subscriber’s spouse, at the time of the Subscriber’s purchase in excess of  $1,000,000; or (ii) if a corporation, business trust or a partnership, Subscriber was not formed for the specific purpose of acquiring the Shares, and has total assets in excess of $5,000,000.

(15)         The Subscriber acknowledges that at no time was the Subscriber presented with, or solicited by, any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising or general solicitation with respect to the Company.

(16)         If the Subscriber is an entity, the Subscriber is duly organized or, if a trust, duly established pursuant to a valid trust instrument, validly existing and in good standing under the laws of the jurisdiction wherein it is organized and has the power and authority to carry on the activities in which it is engaged and to acquire the Note.  This Subscription Agreement and any other documents executed and delivered by the Subscriber in connection therewith or herewith have been duly authorized, executed and delivered by the Subscriber, and are the legal, valid and binding obligations of the Subscriber enforceable in accordance with their respective terms.

(17)         The execution and delivery of this Subscription Agreement and any other documents executed and delivered by the Subscriber in connection herewith do not, and the performance and consummation of the terms and transactions set forth or contemplated therein or herein will not, contravene or result in a default under any provision of existing law or regulations to which the Subscriber is subject, the provisions of the trust instrument, charter, bylaws or other governing documents of the Subscriber (if the Subscriber is an entity) or any indenture, mortgage or other agreement or instrument to which the Subscriber is a party or by which it is bound and does not require on the part of the Subscriber any approval, authorization, license, or filing from or with any foreign, federal, state or municipal board or agency which has not been obtained.

(18)         The Subscriber represents and warrants that the amounts paid or to be paid by it to the Company in respect of this Subscription Agreement were not and are not directly, or to the Subscriber’s knowledge indirectly, derived from activities that contravene federal, state or foreign laws and regulations, including anti-money laundering and terrorist financing laws and regulations.  Federal regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities, and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac.

(19)         The Subscriber represents and warrants to, and agrees and covenants with, the Company, as of the date hereof, that, to the best of its knowledge, none of (i) the Subscriber, (ii) any person controlling or controlled by the Subscriber, (iii) if the Subscriber is a privately held entity, any person having beneficial interest in the Subscriber, and (iv) any person for which the Subscriber is acting as agent or nominee in connection with this Subscription Agreement, is a country, territory, individual or entity named on the OFAC lists, nor is any such person or entity prohibited from investing in the Company under any OFAC administered sanctions or embargo programs.

(20)         The Subscriber agrees promptly to notify the Company should the Subscriber become aware of any change in the information set forth in Part (18) or Part (19) above.  The Subscriber acknowledges and agrees that, if required by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional investments from the Subscriber and/or segregating assets of the Subscriber in compliance with government regulations and, if required by law, the Company may also be required to report such action and to disclose the Subscriber’s identity to OFAC.  The Subscriber also understands and agrees that the Company may release confidential information about the Subscriber and, if applicable, any underlying beneficial owners of the Subscriber, to law enforcement agencies to the extent necessary to ensure compliance with all applicable laws, rules and regulations.

(21)         The Company reserves the right to request such information as is necessary to verify the identity of the Subscriber, any related party, any individual or entity having a beneficial interest in, or signatory or other similar authority over, the Subscriber and any transferee of the Note, and may seek to verify such identity and the source of funds for the acquisition of the Note by Subscriber.

(22)         If the Subscriber is acting as nominee or custodian for another person, entity or organization in connection with the acquisition of the Note, the undersigned has so indicated on the “Subscriber Information” page attached hereto.  The representations and warranties contained in this Part C regarding the Subscriber are true and accurate with regard to both the Subscriber and the person, entity or other organization for which the undersigned is acting as nominee or custodian.  The person, entity or organization for which the undersigned is acting as nominee or custodian will not transfer or otherwise dispose of or distribute any part of its economic or beneficial interest in (or any other rights with respect to) the Note without complying with all of the applicable provisions of this Subscription Agreement and applicable law, as if such person, entity or organization were a holder of the Note.  If the undersigned is acting as nominee or custodian for another person, entity or organization, the undersigned agrees to provide such other information as the Company may reasonably request regarding the undersigned and the person, entity or organization for which the undersigned is acting as nominee or custodian in order to determine the eligibility of the Subscriber to acquire the Note.

Company Representations and Warranties.

By accepting the Subscriber’s subscription, the Company warrants, represents and agrees with the Subscriber as follows:

(a)           The Company is duly organized, validly existing and in good standing as a corporation under the Delaware General Corporation Law, with all requisite corporate power and authority to conduct its business as currently conducted and to issue the Note in accordance with the terms of this Subscription Agreement.  This Subscription Agreement (when accepted) will have been duly authorized, executed and delivered by the Company.

(b)           This Subscription Agreement is a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or in injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

D.            Assignment, Survival, Effectiveness and Further Information.

(1)           This Subscription Agreement is not assignable by either the Subscriber or the Company without the prior written approval of the other party in its sole and absolute discretion.  This Subscription Agreement shall be binding upon the successors and any permitted assigns of the Subscriber and, when accepted by the Company, shall be binding upon the successors and any permitted assigns of the Company.

(2)           All of the agreements, covenants, representations and warranties made by the Subscriber in this Subscription Agreement shall survive the execution and delivery hereof.  The Subscriber shall use reasonable efforts to notify the Company and to do so promptly upon discovering that any of the representations or warranties made herein were false when made or has, as a result of changes in circumstances, become false.  Every provision of this Subscription Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

(3)           The agreements of the Subscriber set forth herein shall become effective and binding upon the Subscriber, without right of revocation, upon the Company’s acceptance of this Subscription Agreement.

E.             Miscellaneous.  Unless otherwise indicated, the address on the first page of this document is the legal residence of the Subscriber, and all offers and communications in connection herewith have been conducted at such address.  The Subscriber, if a foreign entity, represents that it has complied with all of the laws, if any, of its country of residence and incorporation applicable to the acquisition of the Note subscribed to herein.

F.             Remedies.  The Subscriber understands the meaning and legal consequences of its covenants, representations and warranties contained herein, and hereby agrees that the Company may recover from the Subscriber, and the Subscriber shall hold the Company harmless from, any and all loss, damage or liability due to or arising out of any breach of any such covenant, representation or warranty.

G.            Communication.  Any notice, demand, request or other communication which may be required or contemplated herein (including delivery of this Subscription Agreement by and between the parties hereto) shall be sufficiently given or delivered if (i) given either by facsimile transmission (with confirmation of receipt), by reputable overnight delivery service, postage prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as any party hereto may specify as provided herein, or (ii) delivered personally at such address.

H.            Applicable Law.  This Subscription Agreement and all legal relations, claims or obligations arising out of this transaction shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law provisions.

I.              Confirmation of Representations; Additional Information.  Upon request of the Company, the Subscriber shall confirm the accuracy of the representations in this Subscription Agreement to the Company as of the Closing Date and will use reasonable efforts to notify the Company and to do so promptly if the Subscriber becomes aware that such representations are, at any time, inaccurate in any respect.  In addition, the Subscriber hereby agrees to respond reasonably to requests to supply any additional written information concerning the representations in this Subscription Agreement that the Company may reasonably request.

J.             Indemnification.  The Subscriber shall indemnify and hold harmless the Company and its agents and affiliates (collectively, the “Indemnified Persons”) from and against any losses, claims, damages, liabilities, costs or expenses to which any of them may become subject arising out of or based upon any false representation or warranty, or any breach of or failure to comply with any covenant or agreement, made by the Subscriber in this Subscription Agreement or in any other document furnished to the Company in connection with the Subscriber’s investment in the Company.  The Subscriber will reimburse each Indemnified Person for his, her or its reasonable legal and other expenses (including the cost of any investigation and preparation) as they are incurred in connection with any action, proceeding or investigation arising out of or based upon the foregoing.  The indemnity and reimbursement obligations of the Subscriber under this Part K shall be in addition to any liability which the Subscriber may otherwise have.

K.            General.  This Subscription Agreement may be executed in counterparts with the same effect as if the parties executing the counterparts had all executed one counterpart.  This Subscription Agreement and the documents specifically referred to herein constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.  Neither this Subscription Agreement nor any provision hereof may be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom such waiver, modification, discharge or termination is sought to be enforced.  Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Subscription Agreement which are valid.

*                              *                              *                              *                              *

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement to OSIRIS THERAPEUTICS, INC., Inc. this             day of                200    .

Name of Subscriber:

By:
Hereunto duly authorized

Print Name:
Title:

Principal Amount:	US$

[SUBSCRIBER SIGNATURE PAGE]

ACCEPTANCE

Name of Subscriber:

Principal Amount:      US$

The foregoing Subscription Agreement is hereby accepted upon the terms and conditions set forth herein.

OSIRIS THERAPEUTICS, INC.

By:
Name:
Title:

Dated: , 200

SUBSCRIBER INFORMATION

Name of Subscriber:

Type of Entity:

Subscriber’s jurisdiction of organization:
(Country and, if applicable, State)

Subscriber’s principal place of business or principal residence:	(Country and, if applicable, State)

Mailing address for all written notices:

Telephone No.:

Social Security or Tax ID No.:

Principal Amount:	US$

THIS PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT), IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER THE SECURITIES ACT, AND HOLDER HAS, IF REQUIRED BY THE COMPANY, DELIVERED AN OPINION OF COUNSEL TO THAT EFFECT.  BY ACCEPTING THIS NOTE, HOLDER REPRESENTS, AMONG OTHER THINGS, THAT IT IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a) OF THE SECURITIES ACT) AND IS NOT A U.S. PERSON, AND IS ACQUIRING THIS NOTE OUTSIDE THE U.S. AND IN ACCORDANCE WITH REGULATIONS, AND WILL NOT ENGAGE IN ANY HEDGING TRANSACTIONS WITH RESPECT TO THIS NOTE OR THE COMMON STOCK OF THE COMPANY PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED HEREIN) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

PROMISSORY NOTE

US $                                                                                                                                                                                      , 200

FOR VALUE RECEIVED, Osiris Therapeutics, Inc., a Delaware corporation (the “Company”), having an address of 7015 Albert Einstein Drive, Columbia, MD 20146, U.S.A., hereby promises to pay to the order of                                                        (the “Holder”), at the offices of Holder at                                                      or such other place as may be designated by Holder to the Company in writing, the aggregate principal amount of                                        U.S. Dollars ($                           ) (the “Principal”) together with accrued and unpaid interest, upon the terms and conditions hereinafter set forth.

1.             Payment Terms.  The Company promises to pay to Holder the Final Payment Amount (as hereinafter defined) on                            , 200   , the third anniversary of the date hereof (the “Maturity Date”), unless this Note is earlier redeemed by the Company.  All accrued and unpaid interest shall be due and payable in accordance with Section 2 hereof.  All payments hereunder shall be made in lawful money of the United States of America. Payment shall be credited first to the accrued and unpaid interest then due and payable and the remainder to Principal.  “Final Payment Amount” means an amount equal to the sum of the total unpaid Principal plus any accrued and unpaid interest.

2.             Interest.  Interest on the outstanding portion of Principal of this Note shall accrue at the floating and fluctuating per annum rate of interest equal at all times to the sum of the LIBOR Index plus four percent (4.0%).  For purposes hereof, LIBOR Index shall mean the one month LIBOR established by the British Bankers Association as of 11:00 a.m. (London time) on the first business day of each month as published by an on-line information service such as Bloomberg Financial Markets Securities News, or a similar service.  All computations of interest shall be made on the basis of a 360-day year for actual days elapsed.  All accrued and unpaid interest shall be due and payable semi-annually, commencing on the six-month anniversity of the date hereof and continuing semi-annually thereafter (each, a “Payment Date”), until and including the Maturity Date.  If a Payment Date or the Maturity

Date is on a day that is not a business day, payment of any amounts due and payable on such date shall be effected on the immediately following business day.

3.             Redemption/Prepayment of this Note.  This Note may be redeemed or prepaid by the Company in whole or in part from time to time and at any time by payment to Holder in immediately available funds of the sum of the total or any portion of the unpaid Principal plus any accrued but unpaid interest without penalty of any kind.

4.             Subordination.  The indebtedness evidenced hereby ranks senior in right of payment to all classes and series of the Company’s capital stock.  By accepting this Note, the Holder does expressly consent to the aforesaid ranking in right of payment and agrees to perform, from time to time, such acts, and to execute, acknowledge and/or deliver such other instruments, documents and agreements, as may from time to time be requested by the Company, or as may from time to time otherwise be reasonably requested, necessary or required, to so confirm or provide.

5.             Representations and Warranties of the Company.  The Company represents and warrants to Holder as follows:

(a)                                  The execution and delivery by the Company of this Note (i) are within the Company’s corporate power and authority, and (ii) have been duly authorized by all necessary corporate action.

(b)                                 This Note is a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

6.             Use of Proceeds.  The proceeds received by the Company from the sale of this Note shall be used by the Company for working capital, redemption or repayment of debt and/or other general corporate purposes.

7.             No Waiver in Certain Circumstances.  No course of dealing of Holder nor any failure or delay by Holder to exercise any right, power or privilege under this Note shall operate as a waiver hereunder and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder.

8.             Certain Waivers by the Company.  Except as expressly provided otherwise in this Note, the Company and every endorser or guarantor, if any, of this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral available to Holder, if any, and to the addition or release of any other party or person primarily or secondarily liable.

9.             No Unlawful Interest.  Notwithstanding anything herein to the contrary, payment of any interest or other amount hereunder shall not be required if such payment would be unlawful.  In any such event, this Note shall automatically be deemed amended so that interest charges and all other payments required hereunder, individually and in the aggregate, shall be equal to but not greater than the maximum permitted by law.  As a condition to its obligation to make any payment of interest hereunder without withholding as may otherwise be required under applicable U.S. tax laws, the Company may require that the Holder submit to the Company a properly completed IRS Form W-8 or similar or sucessor form sufficiently demonstrating to the reasonable satisfaction of the Company that no such withholding is required.

10.           Representations, Warranties and Covenants of Holder.  By accepting this Note, Holder represents and warrants to the Company, and agrees, as follows:

(a)                                  The principal address of Holder is outside of the United States, and Holder is not a U.S. Person as such term is defined and used in Regulation S.

(b)                                 At the time the “buy” order was originated in respect of Holder’s acquisition of this Note, Holder was outside of the U.S., and Holder is outside the U.S. as of the date of the execution and delivery of this Note by Holder.  No offer to acquire this Note was made to Holder or its representatives inside the United States.

(c)                                  Holder is an accredited “investor” within the meaning of Rule 501(a) under the Securities Act.

(d)                                 Holder is acquiring this Note for his/her/its own account, not on behalf or for the account of any U.S. Person, and the purchase of this Note has not been pre-arranged with a purchaser in the U.S.

(e)                                  The Holder will make all resales of this Note only outside of the United States in compliance with Regulation S, or pursuant to a registration statement under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.  Specifically, Holder will not resell this Note to any U.S. Person or within the United States prior to the expiration of one year (the “Distribution Compliance Period”) after the closing of the offering to which this Note relates, except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

(f)                                    Holder will not engage in any hedging transactions with respect to this Note or the Common Stock of the Company at any time prior to the expiration of the Distribution Compliance Period, except in compliance with the Securities Act.

(g)                                 The Company is and will be relying on the truth and accuracy of Holder’s representations, warranties, agreements, acknowledgements and understandings as set forth herein, in order to determine the applicability of such exemptions and the suitability of Holder and his/her/its acquisition of the Note.

(h)                                 Holder has been furnished with, or has acquired, copies of all of the documents filed by the Company with the United States Securities and Exchange Commission during the twelve months prior to the date hereof, as well as all other documents made available by the Company for public dissemination during the same period, including, but not limited to, press releases, and Holder has been provided all necessary and appropriate information about the Company to make an informed investment decision with respect to the acquisition of this Note.

(i)                                     Holder has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of Holder’s investment in the Company; Holder has been provided the opportunity to make all necessary and appropriate inquiries of the Company regarding Company’s business and associated risks, and Company has complied with all such requests; and Holder is able financially to bear the risk of losing Holder’s full investment in this Note.

(j)                                     The Note is being acquired in a transaction not involving a public offering within the United States within the meaning of the Securities Act, and Holder understands that this Note has not been and will not be registered under the Securities Act or registered or qualified under any the securities laws of any state or other jurisdiction and cannot be resold or otherwise transferred unless it is registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available.  Prior to any proposed transfer of this Note, Holder shall, among other things, give written notice to the Company of Holder’s intention to effect such transfer, identifying the transferee and describing the manner of the proposed transfer and, if requested by the Company, accompanied by (i) investment representations by the transferee similar to those made by Holder in this Section 10 and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws.

(k)                                  Holder understands that no U.S. federal or state government or agency has passed on or made any recommendation or endorsement of offering for sale or the sale of this Note.

(l)                                     Holder acknowledges that there is no restriction imposed hereby upon the Company in respect of the incurring by the Company of additional debt or the issuance by the Company of additional debt or equity securities, or otherwise.

11.           Obligations Unsecured.  The Company’s obligations under this Note are unsecured.

12.           Default.  In the event Company fails to perform any of its repayment obligations under this Note, and such default is continuing for a period of ten (10) business days after written notice from Holder to the Company, Holder may accelerate repayment of the Principal plus any accrued and unpaid interest and exercise, without further notice, all rights and remedies under this Note or enforce any rights otherwise available.

13.           Miscellaneous.  No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by each of the Company and Holder.  This Note may not be conveyed, assigned or transferred by Holder without the prior written consent of the Company.  Any permitted subsequent Holder of this Note shall be deemed, by accepting this Note, to have made and reaffirmed to the Company each and every of the acknowledements, consents, agreements, representations, warranties and covenants of the original Holder hereof.  All notices hereunder shall be in writing and be deemed given if personally delivered, sent by overnight courier (provided proof of delivery is received) or sent by telecopy (provided a confirmation of transmission is received) at the addresses of the respective parties set forth in the initial paragraph of this Note or such other address as either party shall notify the other of from time to time.  The Company hereby submits to personal jurisdiction in the State of Maryland, consents to the jurisdiction of any competent state or federal district court sitting in the County of Howard County, Maryland, and waives any and all rights to raise lack of personal jurisdiction as a defense in any action, suit or proceeding in connection with this Note or any related matter.  This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, without reference to conflicts of law provisions of such state.

IN WITNESS WHEREOF, the undersigned have caused this Note to be executed and delivered by a duly authorized officer as of the date first above written.

Osiris Therapeutics, Inc.:

By:
Name:
Title:

ACCEPTED as of the date first above written:

Holder:

By:
Name:
Title:

EXHIBIT C

FCF REPRESENTATIONS, COVENANTS AND AGREEMENTS

1.             Neither FCF nor any of its affiliates, nor any person acting on its behalf, have engaged or will engage in any “directed selling efforts” (as such term is defined in Regulation S) in the United States with respect to the offering of the Common Stock or Notes, and they have complied with and will comply with the offering restriction requirements of Regulation S in connection with the Offering.

2.             FCF acknowledges that neither the shares of Common Stock nor the Notes have been, and may not be, registered under the Act, and that, prior to the expiration of one year after each Closing Date (the “Distribution Compliance Period”), may not be offered or sold within the United States, or for the account or benefit of any U.S. Person (as defined in Regulation S), except in accordance with the provisions of Rule 903 or 904 of Regulation S under the Act, or pursuant to an exemption from the registration requirements of the Act, or unless registered pursuant to the Act.

3.             At or prior to the confirmation of sale of any of the shares of Common Stock or Notes, FCF will have sent to each distributor, dealer or other person receiving any sort of selling concession, fee or other remuneration in connection with the purchase or placement (if any), and to each Purchaser, a confirmation or notice to substantially the effect as that which is set forth as the legend on the cover page of the form of the corresponding Subscription Agreement.

4.             FCF will not engage in hedging transactions with respect to offers and sales of the shares of Common Stock purchased hereunder or with respect to any shares of Common Stock of Osiris, generally, during the Distribution Compliance Period, and any and all offering materials and documents used by FCF in connection herewith shall disclose, in a legend or legends prominently placed, that neither the shares of Common Stock nor the Notes are registered under the Act, and cannot be sold in the United States or to any U.S. Person during the Distribution Compliance Period, unless they are registered or unless an exemption from registration is available in respect of such sale.

5.             To the best of the knowledge of FCF, any and all Purchasers will be individuals or entities resident of, and if an entity, organized under the laws of, a jurisdiction other than the United States, and which or whom are in each case “accredited investors” as defined in Rule 501(a) of the Act, or qualified institutional investors within the meaning of Rule 144A of the Act.

6.             FCF will undertake and consummate the offering and placement of the Common Stock and Notes in compliance with the applicable securities and other laws, rules and regulations of the jurisdiction in which such offers and sales occur, including without limitation, those of the country of Switzerland.

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EXHIBIT D

OSIRIS REPRESENTATIONS, COVENANTS AND AGREEMENTS

1.             Assuming the accuracy of FCF’s statements as included in Exhibit C above, neither Osiris nor any of its affiliates, nor any person acting on its behalf, has engaged or will engage in any “directed selling efforts” (as such term is defined in Regulation S) with respect hereto, and Osiris has complied and will comply with the offering restrictions requirements of Regulation S in connection with the Offering.

2.             Osiris will not consent to or otherwise permit or allow, and will refuse, any transfer of the shares or Notes not made in compliance with Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from such registration.

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